UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): March 11, 2019 (March 9, 2019)

WUNONG ASIA PACIFIC CO. LTD.

(Exact name of registrant as specified in its charter)

Nevada	333-176312	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3 KeZhen Industrial Street, Wuchun District, Hohhot, People Republic of China
(Address of principal executive offices)

+852-3875-3362
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 9, 2019, Wunong Asia Pacific Co., Ltd (the “Company”), entered into a consulting agreement with Surewin Capital International Limited. The consulting agreement provides that Surewin Capital International Limited will act as consultant and assist the Company in the acquisition of Wunong Technology (Shenzhen) Co., Ltd. In connection therewith, Surewin Capital International Limited will act as liaison between the directors and senior officers of the Company and Wunong Technology (Shenzhen) Co., Ltd and assist in the completion of the relevant SEC reporting disclosures in respect of the proposed acquisition. The consulting agreement will be for a term of 12 months beginning March 9, 2019. The Company will issue Consultant 7,200,000 shares of the Company’s common stock, $0.00001 par value per share (the “Consulting Shares”) on the date of execution of the agreement.

The foregoing description of the terms of the consulting agreement is a summary and is qualified in all respects by reference to the agreement, which is included as Exhibit 10.1 and incorporated into this Item 1.01 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 of this Current Report is incorporated in this Section 3.02 by reference. The Company is relying on the exemptions from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), Regulation D and Regulation S under the Securities Act for purposes of the issuance of the Consulating Shares to Surewin Capital International Limited. The Consulting Shares to be issued have not been and will not be registered under the Securities Act or any applicable securities laws of any state of the United States and may not be offered or sold in the United States or to, or for the account or benefit of, U.S. persons (as defined in Regulation S under the Securities Act) or persons in the United States absent registration or an applicable exemption from such registration requirements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

No.	Description
10.1	Consulting Agreement, dated March 9, 2019, by and between the Company and Surewin Capital International Limited.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2019

WUNONG ASIA PACIFIC CO. LTD.

By:	/s/ John Gong Chin Ong
John Gong Chin Ong
Chairman, Chief Executive Officer, Director

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